UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2013

QEP Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 500

Denver, Colorado 80265

(Address of principal executive office) (Zip Code)

(303) 672-6900

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2013, QEP Midstream Partners, LP (the “Partnership”) , a wholly owned subsidiary of QEP Resources, Inc. (“QEP”), completed its initial public offering (the “Offering”) of 20,000,000 common units representing limited partner interests in the Partnership (“Common Units”), at $21.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-188487), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on May 9, 2013. The material provisions of the Offering are described in the prospectus, dated August 8, 2013, filed with the Commission on August 9, 2013, pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement (as defined below) provided below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendments to Term Loan Agreement and Credit Agreement

On August 13, 2013, in contemplation of the Offering, QEP, the banks and other financial institutions party thereto (collectively, the “Consenting Term Loan Lenders”) and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Consenting Term Loan Lenders (the “Term Loan Administrative Agent”) entered into the First Amendment (the “Term Loan Amendment”) to the Term Loan Agreement dated April 18, 2012 (as amended, supplemented and modified, the “Term Loan Agreement”). The Term Loan Amendment amended the Term Loan Agreement to, among other matters, (i) permit QEP to enter into various transactions in connection with the Offering, including investments in and contributions to the Partnership, subject to certain restrictions, and (ii) exclude the Partnership, its subsidiaries and QEP Midstream Partners GP, LLC (the “General Partner”) from certain covenants and other provisions (with certain exceptions) of the Term Loan Agreement.

On August 13, 2013, in contemplation of the Offering, QEP, the banks and other financial institutions party thereto (collectively, the “Consenting Revolver Lenders”) and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Consenting Revolver Lenders (the “Revolver Administrative Agent”) entered into the Second Amendment (the “Revolving Credit Amendment,” and together with the Term Loan Amendment, the “Amendments”) to the Credit Agreement dated August 25, 2011, and amended on July 6, 2012, by the First Amendment to Credit Agreement (as amended, supplemented and modified, the “Revolving Credit Agreement”). The Revolving Credit Amendment amended the Revolving Credit Agreement to, among other matters, (i) permit QEP to enter into various transactions in connection with the Offering, including investments in and contributions to the Partnership, subject to certain restrictions and (ii) exclude the Partnership, its subsidiaries and the General Partner from certain covenants and other provisions (with certain exceptions) of the Revolving Credit Agreement.

The disclosure contained in this Item 1.01 does not purport to be a complete description of any of the Amendments and is qualified in its entirety by reference to each of the Amendments which are filed as Exhibit 10.2 and 10.3 hereto and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 14, 2013, in connection with the closing of the Offering, the General Partner, QEP Field Services Company, a Delaware corporation and wholly owned subsidiary of QEP (“Field Services”), and QEP Midstream Partners Operating, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (the “Operating Company”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with the Partnership. Immediately prior to the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:

•

Field Services contributed to the General Partner, as a capital contribution, a limited liability company interest in the Operating Company with a value equal to 2% of the equity value of the Partnership at the closing of the Offering;

•

The General Partner contributed to the Partnership, as a capital contribution, the limited liability company interest in the Operating Company in exchange for (a) 1,090,000 general partner units representing the continuation of an aggregate 2% general partner interest in the Partnership and (b) all the incentive distribution rights of the Partnership;

•

Field Services contributed to the Partnership, as a capital contribution, its remaining limited liability company interests in the Operating Company in exchange for (a) 6,701,750 Common Units representing a 12.3% limited partner interest in the Partnership, and (b) 26,705,000 subordinated units representing limited partner interests (the “Subordinated Units”) representing a 49.0% limited partner interest in the Partnership; and

•

the public, through the underwriters, contributed $420,000,000 in cash (or $394,800,000, net of the underwriters’ discounts and commissions of $25,200,000) to the Partnership in exchange for the issuance of 20,000,000 Common Units.

These transfers and distributions were made in a series of steps outlined in the Contribution Agreement. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Contribution, Conveyance and Assumption Agreement dated as of August 14, 2013, by and among by and among QEP Midstream Partners, LP, QEP Midstream Partners GP, LLC, QEP Field Services Company and QEP Midstream Partners Operating, LLC.
10.2	First Amendment to Term Loan Agreement, dated as of August 13, 2013, by and among QEP Resources, Inc., the Lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.
10.3	Second Amendment to Credit Agreement, dated as of August 13, 2013, by and among QEP Resources, Inc., the Lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QEP RESOURCES, INC. (Registrant)

Dated: August 16, 2013	By:	/s/ Richard J. Doleshek
Name: Richard J. Doleshek
Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Contribution, Conveyance and Assumption Agreement dated as of August 14, 2013, by and among by and among QEP Midstream Partners, LP, QEP Midstream Partners GP, LLC, QEP Field Services Company and QEP Midstream Partners Operating, LLC.
10.2	First Amendment to Term Loan Agreement, dated as of August 13, 2013, by and among QEP Resources, Inc., the Lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.
10.3	Second Amendment to Credit Agreement, dated as of August 13, 2013, by and among QEP Resources, Inc., the Lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.